SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of  Report  (Date  of  Earliest  Event  Reported)  November  21,  2001
                                                           ---------------------

MORGAN STANLEY DEAN WITTER CAPITAL I INC.(as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2001 providing for, inter alia, the issuance of Morgan Stanley Dean Witter Capital I Inc. Pass-Through Certificates Series 2001-NC3)


            MORGAN STANELY DEAN WITTER CAPITAL I INC. Series 2001-NC3
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


333-59060                                               13-3291626
------------------------                    -----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

1585 Broadway
New York, New York                                      10036
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(Address of Principal Executive Offices)                (Zip Code)


                                  212-296-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 5.  Other Events.
-----    ------------

Filing of Certain Materials

     Pursuant to Rule 424(b) (5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Morgan Stanley Dean Witter Capital I Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Multi-Class Mortgage Pass-Through Certificates, Series 2001-NC3 (the "Certificates").

Incorporation of Certain Documents by Reference

     The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidate statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2000, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-59060) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

     --------------------------------
*Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 21, 2001 and the prospectus supplement dated November 21, 2001, of Morgan Stanley Dean Witter Capital I Inc., relating to its Multi-Class Mortgage Pass-Through Certificates, Series 2001-NC3.




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



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1  Consents of PWC




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Morgan Stanley Dean Witter Capital I Inc.
                                             (Registrant)


                                    By:          /s/ Cecilia Tarrant
                                         ---------------------------------------
                                         Name:   Cecilia Tarrant
                                         Title:  Vice President

Dated: November 21, 2001




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



EXHIBIT INDEX

Exhibit                                                            Page
-------
23.1                       Consent of PWC                            6

                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC3 of our report dated January 24, 2001 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, which appears as an exhibit in Financial Security Assurance Holdings Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP


New York, New York
November 20, 2001




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